UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Commission File Number of issuing entity: 333-297079

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Issuance Trust

c/o Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Commission File Number of depositor: 333-297079-01

Central Index Key Number of depositor: 0001658982

CHASE CARD FUNDING LLC

(Exact name of depositor as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

Chase Card Funding LLC

201 North Walnut Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 282-0122

(Telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Central Index Key Number of sponsor: 0000869090

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

Exact name of sponsor as specified in its charter)

United States

(State or other jurisdiction of incorporation or organization)

JPMorgan Chase Bank, National Association

270 Park Avenue

New York, New York 10017

(Address of principal executive offices)

N.A.

(I.R.S. Employer Identification No. of the issuing entity)

N.A.

(I.R.S. Employer Identification No. of the depositor)

13-4994650

(I.R.S. Employer Identification No. of the sponsor)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events

Item 8.01 Other Events

Portfolio Information Tables

The following information relates to the credit card receivables owned by the issuing entity and the related credit card accounts. Some of the terms used herein are used as defined in the “Glossary of Defined Terms” at the end of this report.

Delinquency and Loss Experience

The following tables present the delinquency and loss experience for each of the periods shown for the Trust Portfolio and include all receivables included in the Trust Portfolio as of the date specified in the tables. There can be no assurance that the delinquency and loss experience for the Issuing Entity Receivables will be similar to the historical experience set forth below because, among other things, economic and financial conditions affecting the ability of cardholders to make payments may be different from those that have prevailed during the periods reflected below.

Delinquency Experience

Chase Issuance Trust

(dollars in thousands)

	As of June 30, 2026
	Number of Accounts(1)	Amount of Receivables(2)	Percentage of Total Receivables
Pool Balance	6,615,465	$12,103,937	100.00%

Number of Days Delinquent:
30-59 days	4,830	$28,334	0.24%
60-89 days	2,731	19,470	0.16
90-119 days	2,018	17,158	0.14
120-149 days	2,009	17,028	0.14
150-179 days	1,800	16,125	0.13
180 or more days	0	0	0.00

Total	13,388	$98,115	0.81%

	As of December 31,
	2025			2024
	Number of Accounts(1)	Amount of Receivables(2)	Percentage of Total Receivables	Number of Accounts(1)	Amount of Receivables(2)	Percentage of Total Receivables
Pool Balance	6,674,863	$12,850,275	100.00%	6,855,308	$13,508,666	100.00%

Number of Days Delinquent:
30-59 days	5,103	$31,749	0.25%	4,952	$31,019	0.23%
60-89 days	3,060	22,978	0.18	3,221	23,988	0.18
90-119 days	2,195	18,065	0.14	2,465	20,826	0.15
120-149 days	1,982	18,163	0.14	2,144	19,477	0.15
150-179 days	1,798	17,180	0.13	1,836	17,788	0.13
180 or more days	1	59	0.00	0	0	0.00

Total	14,139	$108,194	0.84%	14,618	$113,098	0.84%

	As of December 31,
	2023			2022
	Number of Accounts(1)	Amount of Receivables(2)	Percentage of Total Receivables	Number of Accounts(1)	Amount of Receivables(2)	Percentage of Total Receivables
Pool Balance	5,224,552	$9,444,503	100.00%	5,588,138	$9,637,183	100.00%

Number of Days Delinquent:
30-59 days	4,477	$28,636	0.30%	4,121	$23,700	0.24%
60-89 days	2,744	20,662	0.22	2,368	16,041	0.17
90-119 days	2,136	17,477	0.19	1,806	13,928	0.14
120-149 days	1,645	14,140	0.15	1,417	10,528	0.11
150-179 days	1,488	13,584	0.14	1,202	9,250	0.10
180 or more days	0	0	0.00	0	0	0.00

Total	12,490	$94,499	1.00%	10,914	$73,447	0.76%

(1)

The number of accounts includes all non-charged off credit card accounts in the Trust Portfolio, but does not include inactivated credit card accounts where the credit card had been lost or stolen or that had been flagged for potential fraud and replaced with a new credit card account.

(2)	The amount of receivables reflected includes all principal, finance charge and fee amounts due from cardholders as of the date specified.

Loss Experience

Chase Issuance Trust

(dollars in thousands)

	Six Months Ended June 30, 2026		Year Ended December 31,
			2025	2024	2023	2022
Average Pool Balance	$11,963,122		$12,380,909	$12,192,452	$8,957,624	$9,835,477
Gross Losses(1)	$124,606		$250,069	$222,579	$165,098	$153,522
Recoveries(2)	$23,693		$42,115	$29,858	$24,977	$39,996
Net Losses(3)	$100,913		$207,954	$192,721	$140,121	$113,526
Net Losses as a percentage of Average Pool Balance	1.69	%(4)	1.68%	1.58%	1.56%	1.15%

(1)

Gross Losses are charge-offs of principal receivables. Gross Losses do not include the amount of any reductions in principal receivables due to fraud, returned goods or customer disputes, the amount of which instead is applied to reduce the Transferor Amount. The number of accounts experiencing a loss for the six months ended June 30, 2026 was 21,153.

(2)

Recoveries are amounts received on previously charged-off receivables. As Recoveries are amounts received from defaulted accounts and allocated to the issuing entity from the servicer’s managed portfolio of credit card receivables, the number of accounts with a recovery cannot be calculated. Recoveries as a percentage of Gross Losses for the six months ended June 30, 2026 were 19.01% and for each of the years ended December 31, 2025, 2024, 2023 and 2022 were 16.84%, 13.41%, 15.13%, and 26.05%.

(3)

Net Losses are Gross Losses minus Recoveries. Net Losses do not include any reductions in principal receivables due to fraud, returned goods or customer disputes, the amount of which instead is applied to reduce the Transferor Amount. Net Losses as a percentage of Gross Losses for the six months ended June 30, 2026 were 80.99% and for each of the years ended December 31, 2025, 2024, 2023 and 2022 were 83.16%, 86.59%, 84.87% and 73.95%.

(4)	Annualized.

The delinquency and net loss percentages for the Trust Portfolio at any time reflect, among other factors, the quality of the related credit card loans in the Trust Portfolio, the average seasoning of the related revolving credit card accounts in the Trust Portfolio, the success of JPMorgan Chase Bank’s collection efforts and general economic conditions. Future charge-offs in the Trust Portfolio and overall credit quality for the Trust Portfolio are subject to uncertainties which may cause actual results to differ from current and historical performance.

Revenue Experience

The revenue experience for the issuing entity for the six months ended June 30, 2026 and for each of the years ended December 31, 2025, 2024, 2023 and 2022 is presented in the following table. The revenue experience for the issuing entity in the following table is calculated on a cash basis. Finance charges, fees and Interchange are comprised of monthly periodic finance charges, annual membership fees and other credit card fees and Interchange.

Revenue Experience

Chase Issuance Trust

(dollars in thousands)

	Six Months Ended June 30, 2026		Year Ended December 31,
			2025	2024	2023	2022
Finance Charges, Fees and Interchange	$1,458,070		$3,017,544	$3,045,210	$2,176,284	$2,171,857
Yield from Finance Charges, Fees and Interchange(1)	24.58	%(2)	24.37%	24.98%	24.30%	22.08%

(1) Yield from Finance Charges, Fees and Interchange is the result of dividing finance charges, fees and Interchange, by the Average Pool Balance for the periods indicated.

(2) Annualized.

The revenue experience will be affected by numerous factors, including, the monthly periodic finance charges on the credit card receivables, other fees and Interchange, changes in the delinquency and loss rates on the credit card receivables, the percentage of revolving credit card accounts bearing finance charges at promotional rates and the percentage of cardholders who pay their balances in full each month and do not incur monthly periodic finance charges. These factors may in turn be caused or affected by a variety of other factors, including seasonal spend variations, the availability of other sources of credit and general economic conditions (including the rate of inflation), unemployment levels, consumer spending and borrowing patterns. In addition, revenue experience will be affected by future changes in the types of charges and fees assessed by JPMorgan Chase Bank on the revolving credit card accounts in the Trust Portfolio and on the types of additional revolving credit card accounts added to the Trust Portfolio from time to time.

The revenue experience from periodic finance charges and fees (other than annual fees) depends in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months, as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases. The revenue experience may also be affected by other credit card related services for which the cardholder pays a fee.

Principal Payment Rates

The cardholder monthly principal payment rate for each month is calculated as a percentage of the Pool Balance as of the first day of that month, subject to adjustment for additions and removals of assets that occur in that month.

Cardholder Monthly Principal Payment Rates

Chase Issuance Trust

Receivables Principal Payment Rate	Six Months Ended June 30, 2026	Year Ended December 31,
		2025	2024	2023	2022
Lowest Month	48.54%	47.18%	45.99%	45.28%	44.96%
Highest Month	54.12%	52.99%	53.06%	50.83%	51.02%
Monthly Average	51.36%	50.21%	49.32%	48.38%	48.43%

Composition of Issuing Entity Receivables.

The following information relates to the Issuing Entity Receivables and the accounts in the Trust Portfolio as of June 30, 2026:

•	the Issuing Entity Receivables included $12,103,936,615 of total receivables;

•	the accounts in the Trust Portfolio had an average total receivables balance of $1,830, including accounts with a zero balance, and an average credit limit of $16,381;

•	the percentage of the aggregate total receivables balance in the Issuing Entity Receivables to the aggregate total credit limit was 11.17%;

•	the average age of the accounts, the receivables of which are in the Issuing Entity Receivables, was approximately 296 months;

•	for the June 2026 monthly period, 2.57% of the accounts in the Trust Portfolio received the minimum payment due and 33.77% of the accounts in the Trust Portfolio received a full balance payment; and

•

of the accounts in the Trust Portfolio, approximately 11.86% related to cardholders with billing addresses in California, 8.43% in New York, 7.93% in Texas, 6.55% in Florida and 5.87% in Illinois; no other single state accounts for more than 5% of the accounts in the Trust Portfolio. Since the largest number of accountholders (based on billing addresses) whose accounts were included in the issuing entity were in California, New York, Texas, Florida and Illinois, adverse economic, financial, social or environmental conditions affecting accountholders residing in these states could affect timely payment by the related accountholders of amounts due on the accounts and, accordingly, the actual rates of delinquencies and losses with respect to the issuing entity.

The following tables summarize the Issuing Entity Receivables by various criteria as of June 30, 2026. Receivables in the following tables include principal, finance charge and fee receivables held directly by the issuing entity. Because the composition of the Issuing Entity Receivables may change over time, these tables are not necessarily indicative of the composition of the receivables in the issuing entity at any future time. In addition, in each of the following tables the number of accounts includes all non-charged off credit card accounts in the Trust Portfolio, but does not include inactivated credit card accounts where the credit card had been lost or stolen or that had been flagged for potential fraud and replaced with a new credit card account.

Composition by Account Balance

Chase Issuance Trust

Account Balance Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Credit Balance	84,592	1.28%	$(22,564,631)	(0.19)%
No Balance	3,024,083	45.71	0	0.00
$0.01 to $5,000.00 Balance	2,777,671	41.99	3,340,175,423	27.60
$5,000.01 to $10,000.00 Balance	398,360	6.02	2,825,555,250	23.34
$10,000.01 to $15,000.00 Balance	161,880	2.45	1,973,927,950	16.31
$15,000.01 to $20,000.00 Balance	78,449	1.19	1,351,034,796	11.16
$20,000.01 to $25,000.00 Balance	40,553	0.61	902,547,987	7.46
$25,000.01 to $50,000.00 Balance	45,925	0.69	1,487,762,157	12.29
$50,000.01 or More	3,952	0.06	245,497,683	2.03

Total	6,615,465	100.00%	$12,103,936,615	100.00%

Composition by Credit Limit

Chase Issuance Trust

Credit Limit Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
$0.01 to $5,000.00	1,007,195	15.22%	$382,775,923	3.16%
$5,000.01 to $10,000.00	1,337,936	20.23	1,072,696,446	8.87
$10,000.01 to $15,000.00	1,321,947	19.98	1,555,639,613	12.85
$15,000.01 to $20,000.00	925,532	13.99	1,576,804,824	13.03
$20,000.01 to $25,000.00	805,650	12.18	1,732,233,139	14.31
$25,000.01 to $50,000.00	1,111,347	16.80	4,471,571,091	36.94
$50,000.01 or More	105,858	1.60	1,312,215,579	10.84

Total	6,615,465	100.00%	$12,103,936,615	100.00%

Composition by Period of Delinquency

Chase Issuance Trust

Payment Status (Days Contractually Delinquent)	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Not Delinquent	6,578,713	99.45%	$11,897,778,396	98.30%
Up to 29 Days	23,364	0.35	108,043,672	0.89
30 to 59 Days	4,830	0.07	28,334,270	0.24
60 to 89 Days	2,731	0.04	19,469,311	0.16
90 to 119 Days	2,018	0.03	17,158,217	0.14
120 to 149 Days	2,009	0.03	17,027,465	0.14
150 to 179 Days	1,800	0.03	16,125,284	0.13
180 or More Days	0	0.00	0	0.00

Total	6,615,465	100.00%	$12,103,936,615	100.00%

Composition by Account Age

Chase Issuance Trust

Age Range	Number of Accounts	Percentage of Total Number of Accounts	Amount of Receivables	Percentage of Total Amount of Receivables
Less than or equal to 6 Months	0	0.00%	$0	0.00%
Over 6 Months to 12 Months	0	0.00	0	0.00
Over 12 Months to 24 Months	0	0.00	0	0.00
Over 24 Months to 36 Months	0	0.00	0	0.00
Over 36 Months to 48 Months	0	0.00	0	0.00
Over 48 Months to 60 Months	0	0.00	0	0.00
Over 60 Months to 120 Months	0	0.00	0	0.00
Over 120 Months	6,615,465	100.00	12,103,936,615	100.00

Total	6,615,465	100.00%	$12,103,936,615	100.00%

FICO® Scores

The following table reflects the distribution of the FICO scores for a statistically significant random sample of credit card accounts included in the Trust Portfolio received by JPMorgan Chase Bank in June 2026 and the outstanding receivables balances of the related accounts as of June 30, 2026. Because the composition of the Trust Portfolio is expected to change over time, there can be no assurance that the FICO score distribution for the Trust Portfolio in future periods will be similar to the information set forth below. In addition, FICO scores may change over time, depending on the conduct of the cardholder and changes in credit score technology.

Chase Issuance Trust

FICO® Scores(1)

	As of June 30, 2026
FICO Score Range(2)	Amount of Receivables	Percentage of Total Amount of Receivables
No FICO Score	$1,098,521	0.18%
Less Than 600	10,254,683	1.70
600 to 659	20,960,181	3.47
660 to 719	89,037,721	14.72
720 and Above	483,389,329	79.93

Total	$604,740,435	100.00%

(1)	FICO® is a federally registered servicemark of Fair, Isaac & Company.
(2)	The FICO scores are Experian/FICO® Bankcard Score 8 scores.

Glossary of Defined Terms

“Account Owner” means JPMorgan Chase Bank, or any affiliate which is the issuer of the credit card relating to an account pursuant to a credit card agreement.

“Asset Pool One” means the collateral granted to the Collateral Agent pursuant to the Asset Pool One Supplement.

“Asset Pool One Notes” means the notes designated in an indenture supplement as being secured by the collateral of Asset Pool One.

“Asset Pool One Supplement” means the Fourth Amended and Restated Asset Pool Supplement, to the Fifth Amended and Restated Indenture, dated as of December 16, 2024, by and between the issuing entity and the Indenture Trustee and Collateral Agent, for the benefit of the parties listed in the granting clause of the Asset Pool One Supplement.

“Business Day” means, unless otherwise indicated, any day other than a Saturday, a Sunday or a day on which banking institutions in New York, New York, Wilmington, Delaware or St. Paul, Minnesota are authorized or obligated by law, executive order or governmental decree to be closed.

“Card Act” means the Credit Card Accountability Responsibility and Disclosure Act of 2009.

“Collateral Agent” means Computershare Trust Company, National Association, a national banking association.

“Collateral Certificate Principal Shortfall Payments” means remaining excess principal collections received on collateral certificates designated for inclusion in the issuing entity in respect of remaining shortfalls in Principal Collections for series of notes after application of shared excess available principal collections.

“Default Amount” means, for any month, the sum of:

•

with respect to credit card receivables in the issuing entity, an amount, which may not be less than zero, equal to (1) the aggregate amount of principal receivables, other than Ineligible Receivables, in each Defaulted Account that became a Defaulted Account during that month, on the day that revolving credit card account became a Defaulted Account, minus (2) the aggregate amount of Recoveries received in that month, and

•	with respect to any collateral certificate in the issuing entity, the investor default amount or similar amount allocated to the holder of the collateral certificate for that month.

“Defaulted Accounts” means revolving credit card accounts, the credit card receivables of which have been written off as uncollectible by the applicable servicer.

“Finance Charge Collections” means, for any month, the sum of (1) with respect to credit card receivables designated for inclusion in the issuing entity, all collections received by the servicer on behalf of the issuing entity of finance charge receivables (including collections of discount receivables and Recoveries received for that month to the extent those Recoveries exceed the aggregate amount of principal receivables (other than Ineligible Receivables) in Defaulted Accounts that became Defaulted Accounts with respect to that month), (2) with respect to any collateral certificate designated for inclusion in the issuing entity, collections of finance charge receivables allocated to the holder of the collateral certificate for that month and (3) any amounts received by the issuing entity which are designated as Finance Charge Collections. Finance Charge Collections with respect to any month will include the amount of Interchange (if any) deposited into the applicable collection account on the First Note Transfer Date following that month.

“First Note Transfer Date” means, for any month, the initial Note Transfer Date for any series, class or tranche of notes in that month.

“Indenture Trustee” means Computershare Trust Company, National Association, a national banking association.

“Ineligible Receivable” means a credit card receivable which has been transferred to the issuing entity which fails to meet one or more of the representations or warranties contained in the transfer and servicing agreement.

“Insurance Proceeds” means any amounts recovered by the Servicer pursuant to any credit insurance policies covering any obligor with respect to receivables under such obligor’s account.

“Interchange” means interchange fees payable to the Servicer with respect to the accounts by the Account Owner, in its capacity as credit card issuer, through bankcard payment networks or other similar payment systems.

“Interest Payment Date” means, for any series, class or tranche of notes, any date on which a payment in respect of interest is to be made.

“Invested Amount” means, for any series of certificates issued by a securitization special purpose entity which has issued a collateral certificate that is included in the issuing entity, as of the close of business on any date of determination with respect to that collateral certificate, an amount equal to the Invested Amount as of the close of business on the prior day, or, with respect to the first day of the first month, the initial invested amount of that collateral certificate; minus Principal Collections, if any, paid on that date of determination; minus the Default Amount, if any, allocated to that collateral certificate on that date of determination; plus any additional undivided interests in that securitization special purpose entity sold to the holder of that collateral certificate.

“Issuing Entity Receivables” means the credit card receivables transferred to the issuing entity arising in the revolving credit card accounts owned by JPMorgan Chase Bank or an affiliate designated to have their receivables transferred to the issuing entity.

“JPMorgan Chase Bank” means JPMorgan Chase Bank, National Association, a national banking association, which is the sponsor, originator, administrator and servicer of the issuing entity.

“Note Transfer Date” means, for any series, class or tranche of Asset Pool One Notes:

(1)	the Business Day prior to:

(a)	the Payment Date for such series, class or tranche of Asset Pool One Notes; or

(b)

for any monthly period in which no Payment Date occurs for such series, class or tranche of Asset Pool One Notes, the date in such monthly period corresponding numerically to the next Payment Date (without regard to whether or not such Payment Date is a Business Day) for such series, class or tranche of Asset Pool One Notes, provided that (i) if there is no such numerically corresponding date, such date shall be the last Business Day of such monthly period, or (ii) if such numerically corresponding date is not a Business Day, such date shall be the immediately preceding Business Day; or

(2)such	other date as shall be specified in the applicable indenture supplement or terms document for such series, class or tranche of Asset Pool One Notes.

“Payment Date” means, with respect to any series, class or tranche of notes, the applicable Principal Payment Date or Interest Payment Date.

“Pool Balance” means, for any month, (1) the amount of principal credit card receivables in the issuing entity at the end of the month plus (2) the Invested Amount of any outstanding collateral certificates included in the issuing entity at the end of the month plus (3) the amount on deposit in the excess funding account at the end of the month.

“Principal Collections” means, for any month, the sum of (1) for credit card receivables designated for inclusion in the issuing entity, all collections other than those designated as Finance Charge Collections on revolving credit card accounts designated for that month and (2) for any collateral certificate designated for inclusion in the issuing entity, all collections of principal receivables, including Collateral Certificate Principal Shortfall Payments, allocated to the holder of that collateral certificate for that month.

“Principal Payment Date” means, for any series, class or tranche of notes, any date on which a payment in respect of principal is to be made.

“Recoveries” means, all net amounts received, including Insurance Proceeds, by the Servicer with respect to receivables in Defaulted Accounts, including amounts received by the Servicer from the purchaser or transferee with respect to the sale or other disposition of receivables in Defaulted Accounts.

“Servicer” means JPMorgan Chase Bank in its capacity as Servicer pursuant to the Transfer and Servicing Agreement.

“Transfer and Servicing Agreement” means the Fifth Amended and Restated Transfer and Servicing Agreement, dated December 16, 2024, by and among JPMorgan Chase Bank, as servicer, account owner and administrator, Chase Card Funding LLC, as transferor, the issuing entity, and the Indenture Trustee and Collateral Agent.

“Transferor Amount” means, for any month, an amount equal to (1) the Pool Balance for that month minus (2) the aggregate nominal liquidation amount of all notes as of the close of business on the last day of that month.

“Trust Portfolio” means the issuing entity portfolio.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE CARD FUNDING LLC,

as Depositor of the Chase Issuance Trust

By:	/s/ John Keller
Name:	John Keller
Title:	Chief Financial Officer, Chief Accounting Officer and Treasurer

Date: August 10, 2026